THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Discovery Select Group Retirement Annuity

Supplement to Prospectus Dated May 1, 2009

Supplement dated January 28, 2010

This Supplement should be read and retained with the current Prospectus for your annuity. This Supplement is intended to update certain information in the Prospectus for the Discovery Select Group Retirement Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement to provide notice of the 1) the liquidation, termination and dissolution of the Premier VIT (the “Trust”) and its OpCap Managed Portfolio and NACM Small Cap Portfolio effective on or about April 30, 2010 and 2) closure of the subaccounts investing in the liquidating funds to new contributions and allocations after April 27, 2010.

PROSPECTUS CHANGES

Effective on or about April 30, 2010 (“Termination Date”), the Premier VIT NACM Small Cap Portfolio and the Premier VIT OpCap Managed Portfolio will be liquidated, terminated and dissolved. The plan to liquidate these funds was approved by the Trust’s Board of Directors on December 23, 2009. Any outstanding shares of the liquidating funds will be automatically redeemed as soon as practicable after the Termination Date.

The investment options available under your annuity which correspond to the liquidating funds will be closed to new investments and allocations after April 27, 2010. This closure does not affect redemptions or transfers out of these investment options. You may transfer assets between the remaining investment options available under the Discovery Select Group Retirement Annuity. Any standing directions for new contributions or allocations should be revised accordingly.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

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